Acquisitions	12 Months Ended
Dec. 31, 2014
Business Combinations [Abstract]
Acquisitions
ACQUISITIONS
The Company continually evaluates potential acquisitions that either strategically fit with the Company’s existing portfolio or expand the Company’s portfolio into a new and attractive business area. The Company has completed a number of acquisitions that have been accounted for as purchases and have resulted in the recognition of goodwill in the Company’s financial statements. This goodwill arises because the purchase prices for these businesses reflect a number of factors including the future earnings and cash flow potential of these businesses, the multiple to earnings, cash flow and other factors at which similar businesses have been purchased by other acquirers, the competitive nature of the processes by which the Company acquired the businesses, the avoidance of the time and costs which would be required (and the associated risks that would be encountered) to enhance the Company's existing product offerings to key target markets and enter into new and profitable businesses, and the complementary strategic fit and resulting synergies these businesses bring to existing operations.
The Company makes an initial allocation of the purchase price at the date of acquisition based upon its understanding of the fair value of the acquired assets and assumed liabilities. The Company obtains this information during due diligence and through other sources. In the months after closing, as the Company obtains additional information about these assets and liabilities, including through tangible and intangible asset appraisals, and learns more about the newly acquired business, it is able to refine the estimates of fair value and more accurately allocate the purchase price. Only items identified as of the acquisition date are considered for subsequent adjustment. The Company is continuing to evaluate certain pre-acquisition contingencies associated with certain of its 2014 acquisitions and is also in the process of obtaining valuations of certain property, plant and equipment, acquired intangible assets and certain acquisition related liabilities in connection with these acquisitions. The Company will make appropriate adjustments to the purchase price allocation prior to completion of the measurement period, as required. The Company evaluated whether any adjustments to the prior year purchase price allocations were material and concluded no retrospective adjustment to prior year financial statements was required.
The following briefly describes the Company’s acquisition activity for the three years ended December 31, 2014.
On December 11, 2014, the Company successfully completed its tender offer for the outstanding shares of common stock of Nobel Biocare Holding AG ("Nobel Biocare"), acquiring 97% of the outstanding shares for an aggregate cash purchase price of approximately CHF 1.9 billion (approximately $1.9 billion based on exchange rates as of the date the shares of common stock were acquired) including debt assumed and net of cash acquired. As the Company obtained control of Nobel Biocare on this date, the earnings of Nobel Biocare are reflected in the Company’s results from December 12, 2014 forward. Danaher is in the process of acquiring the remaining outstanding Nobel Biocare shares by means of a squeeze-out transaction, as permitted under Swiss law. Headquartered in Zurich, Switzerland, Nobel Biocare is a world leader in the field of innovative implant-based dental restorations with a portfolio of solutions that include dental implant systems, high-precision individualized prosthetics, biomaterials and digital diagnostics, treatment planning and guided surgery. Nobel Biocare had revenues of €567 million in 2013 (approximately $780 million based on exchange rates as of December 31, 2013), and is now part of the Company's Dental segment. The Company recorded approximately $1.0 billion of goodwill related to the acquisition of Nobel Biocare. The Company financed the acquisition of Nobel Biocare from available cash.
In addition to the acquisition of Nobel Biocare, during 2014 the Company acquired 16 other businesses for total consideration of approximately $1.3 billion in cash, net of cash acquired. The businesses acquired complement existing units of the Test & Measurement, Environmental, Life Sciences & Diagnostics and Dental segments. The aggregate annual sales of these 16 businesses at the time of their respective acquisitions, in each case based on the company’s revenues for its last completed fiscal year prior to the acquisition, were approximately $420 million. The Company preliminarily recorded an aggregate of $630 million of goodwill related to these acquisitions.
During 2013, the Company acquired 12 businesses for total consideration of $883 million in cash, net of cash acquired. The businesses acquired complement existing units of the Environmental, Life Sciences & Diagnostics and Industrial Technologies segments. The aggregate annual sales of these 12 businesses at the time of their respective acquisitions, in each case based on the company’s revenues for its last completed fiscal year prior to the acquisition, were approximately $300 million. The Company recorded an aggregate of $518 million of goodwill related to these acquisitions. In addition to the acquisitions noted above, the Company acquired two businesses during 2013 for total consideration of $75 million in cash, net of cash acquired which are included in discontinued operations.
During 2012, the Company acquired 13 businesses for total consideration of $1.6 billion in cash, net of cash acquired. The businesses acquired complement existing units of each of the Company's five segments. The aggregate annual sales of these 13 businesses at the time of their respective acquisitions, in each case based on the acquired company’s revenues for its last completed fiscal year prior to the acquisition, were approximately $620 million. The Company recorded an aggregate of $875 million of goodwill related to these acquisitions. In addition to the acquisitions noted above, the Company acquired one business during 2012 for total consideration of $189 million in cash, net of cash acquired which is included in discontinued operations.
The following summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition ($ in millions):

	2014	2013	2012
Trade accounts receivable	$196.4	$84.8	$100.5
Inventories	174.0	10.4	91.8
Property, plant and equipment	91.0	45.7	85.8
Goodwill	1,643.6	517.5	874.5
Other intangible assets, primarily customer relationships, trade names and technology	1,658.2	334.3	701.8
In-process research and development	56.0	—	61.5
Trade accounts payable	(54.7)	(22.5)	(49.0)
Other assets and liabilities, net	(497.6)	(66.2)	(259.1)
Assumed debt	(138.5)	(21.2)	—
Attributable to non-controlling interest	—	(0.3)	(0.1)
Net cash consideration	$3,128.4	$882.5	$1,607.7

The following summarizes the estimated fair values of the assets acquired and liabilities assumed at the date of acquisition for the individually significant acquisition in 2014 discussed above, and all of the other 2014 acquisitions as a group ($ in millions):

	Nobel Biocare	Others	Total
Trade accounts receivable	$124.9	$71.5	$196.4
Inventories	69.0	105.0	174.0
Property, plant and equipment	59.4	31.6	91.0
Goodwill	1,013.6	630.0	1,643.6
Other intangible assets, primarily customer relationships, trade names and technology	1,049.3	608.9	1,658.2
In-process research and development	—	56.0	56.0
Trade accounts payable	(30.8)	(23.9)	(54.7)
Other assets and liabilities, net	(291.0)	(206.6)	(497.6)
Assumed debt	(132.7)	(5.8)	(138.5)
Net cash consideration	$1,861.7	$1,266.7	$3,128.4

During 2014, in connection with the Nobel Biocare acquisition, the Company incurred $12 million of pre-tax transaction related costs, primarily banking fees, legal fees, amounts paid to other third party advisers and change in control costs. In addition, the Company’s earnings for 2014 reflect the impact of additional pre-tax charges totaling $5 million associated with fair value adjustments to acquired inventory related to the Nobel Biocare acquisition. Transaction related costs and acquisition related fair value adjustments attributable to other acquisitions were not material to 2014, 2013 or 2012 earnings.
Pro Forma Financial Information (Unaudited)
The unaudited pro forma information for the periods set forth below gives effect to the 2014 and 2013 acquisitions as if they had occurred as of January 1, 2013. The pro forma information is presented for informational purposes only and is not necessarily indicative of the results of operations that actually would have been achieved had the acquisitions been consummated as of that time ($ in millions except per share amounts):

	2014	2013
Sales	$20,151.4	$19,611.7
Net earnings from continuing operations	2,577.0	2,586.4
Diluted net earnings per share from continuing operations	3.60	3.64

The 2013 unaudited pro forma revenue and earnings set forth above were adjusted to include the impact of non-recurring acquisition date fair value adjustments to inventory related to the Nobel Biocare acquisition of $27 million pre-tax. The 2014 unaudited pro forma revenue and earnings were adjusted to exclude the impact of the above noted acquisition date fair value adjustments. Acquisition-related transaction costs associated with the Nobel Biocare transaction of $12 million were also excluded from the pro-forma earnings in each of the 2014 and 2013 periods presented.